Consent of Ernst & Young LLP, Independent Registered Public Accounting Firms


We consent to the references to our firm under the captions "Financial Highlights" in the Columbia Dividend Income Fund Class A, B and C Shares Prospectus, Columbia Dividend Income Fund Class T and G Shares Prospectus, Columbia Dividend Income Fund Class Z Shares Prospectus, Columbia Asset Allocation Fund Class A, B and C Shares Prospectus, Columbia Asset Allocation Fund Class T and G Shares Prospectus, Columbia Asset Allocation Fund Class Z Shares Prospectus, Columbia Large Cap Core Fund Class A, B and C Shares Prospectus, Columbia Large Cap Core Fund Class T and G Shares Prospectus, Columbia Large Cap Core Fund Class Z Shares Prospectus, Columbia International Equity Fund Class A, B and C Shares Prospectus, Columbia International Equity Fund Class T and G Shares Prospectus, Columbia International Equity Fund Class Z Shares Prospectus, Columbia Large Cap Growth Fund Class A, B and C Shares Prospectus, Columbia Large Cap Growth Fund Class T and G Shares Prospectus, Columbia Large Cap Growth Fund Class Z Shares Prospectus, Columbia Disciplined Value Fund Class A, B and C Shares Prospectus, Columbia Disciplined Value Fund Class T and G Shares Prospectus, Columbia Disciplined Value Fund Class Z Shares Prospectus, Columbia Small Cap Fund Class A, B and C Shares Prospectus, Columbia Small Cap Fund Class T and G Shares Prospectus, Columbia Small Cap Fund Class Z Shares Prospectus, Columbia Small Company Equity Fund Class A, B and C Shares Prospectus, Columbia Small Company Equity Fund Class T and G Shares Prospectus, and Columbia Small Company Equity Fund Class Z Shares Prospectus; and in the introduction and under the caption "Independent Registered Public Accounting Firm of the Funds" in the combined Statement of Additional Information in Post-Effective Amendment Number 87 to the Registration Statement (Form N-1A, No. 33-11351) of Columbia Funds Trust XI, and to the incorporation by reference of our report dated November 14, 2003 on the Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Large Cap Core Fund, Columbia International Equity Fund, Columbia Small Cap Fund, Columbia Small Company Equity Fund, and Columbia Dividend Income Fund, included in the Annual Reports to Shareholders for the fiscal year ended September 30, 2003.




                                                               ERNST & YOUNG LLP


Boston, Massachusetts
January 24, 2005